SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only
(As Permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TRIANGLE PETROLEUM CORPORATION

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TRIANGLE PETROLEUM CORPORATION
SUITE 1250, 521-3RD AVENUE SW
CALGARY, ALBERTA
CANADA T2P 3T3

July 14, 2008

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Triangle Petroleum Corporation (the "Company"). The Meeting will be held on August 15, 2008 at 11:00 a.m. local time, at the Company’s offices located at Suite 1250, 521-3rd Avenue SW, Calgary, Alberta t2P 3T3, Canada.

The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting. We also will report on the progress of the Company and comment on matters of current interest.

It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card to the Company will not prevent you from voting in person at the Meeting if you are present and choose to do so.

If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

Your Board of Directors and management look forward to greeting you personally at the Meeting.

Sincerely,

/s/ MARK GUSTAFSON
Mark Gustafson
Chief Executive Officer and
Chairman of the Board of Directors

TRIANGLE PETROLEUM CORPORATION
SUITE 1250, 521-3RD AVENUE SW
CALGARY, ALBERTA
CANADA T2P 3T3
(403) 262-4471

TO THE STOCKHOLDERS OF TRIANGLE PETROLEUM CORPORATION

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Triangle Petroleum Corporation, a Nevada corporation (the "Company" or "TPLM"), will be held at 11:00 a.m. (local time), on August 15, 2008 at the at the Company’s offices located at Suite 1250, 521-3rd Avenue SW, Calgary, Alberta T2P 3T3, Canada, for the following purposes:

1. To elect four (4) directors of the Company to serve until the fiscal 2010 Annual Meeting of Stockholders or until their successors have been duly elected and qualified or until their earlier resignation or removal;

2. To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2009;

3. To ratify the Company’s 2007 Incentive Stock Option Plan; and

4. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on June 27, 2008 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

/s/ MARK GUSTAFSON
Mark Gustafson
Chief Executive Officer and
Chairman of the Board of Directors

Calgary, Alberta
July 14, 2008

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY

TRIANGLE PETROLEUM CORPORATION
Suite 1250, 521-3rd Avenue SW
Calgary, Alberta
Canada T2P 3T3

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Triangle Petroleum Corporation, a Nevada corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company’s offices located at Suite 1250, 521-3rd Avenue SW, Calgary, Alberta T2P 3T3, Canada on Friday, August 15, 2008 at 11:00 a.m. (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, $.00001 par value per share (the "Common Stock"), on June 27, 2008 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 67,426,043 shares of Common Stock.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about July 16, 2008.

Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

Whether you plan to attend the annual meeting or not, the Company urges you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through the Company’s stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates, you may vote:

•
By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Company’s Board of Directors.

•	In Person at the Meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•
In Person at the Meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows the Company or brokers holding the Company’s shares on your behalf to send a single set of the Company’s annual report and proxy statement to any household at which two or more of the Company’s stockholders reside, if either the Company or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding”, benefits both stockholders and the Company. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to the Company’s annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from the Company that communications to their addresses will be “householded”, the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

Stockholders who do not wish to participate in “householding” and would like to receive their own sets of the Company’s annual disclosure documents in future years should follow the instructions described below. Stockholders who share an address with another one of the Company’s stockholders and who would like to receive only a single set of the Company’s annual disclosure documents should follow these instructions:

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Stockholders whose shares are registered in their own name should contact the Company’s transfer agent, Continental Stock Transfer & Trust Company, and inform them of their request by calling them at (212) 509-4000 or writing them at 17 Battery Place, 8th Floor, New York, New York 10004.

•
Stockholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

NOMINEES

At the Annual Meeting, the stockholders will elect four directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the four nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the four nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

NAME	AGE	POSITION

Mark G. Gustafson	48	President, Chief Executive Officer, Secretary; Chief Executive Officer - Elmworth Energy Corporation and Chairman of the Board of Directors
Stephen A. Holditch	61	Director
David L. Bradshaw	53	Director
Randal Matkaluk	50	Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

Mark Gustafson has been our Chief Executive Officer since May 16, 2005, a Director since May 2005 and Secretary since August 2007. From September 2004 until January 2006, Mr. Gustafson had been the President and CEO of Torrent Energy Corporation, and between September 2004 and October 2006, Mr. Gustafson had been the Chairman and a director of Torrent, an Oregon based coalbed methane exploration and development company. Between April 1999 and August 2004, Mr. Gustafson was President of MGG Consulting, a private consulting firm. While at MGG Consulting, Mr. Gustafson provided consulting services to investment banks, oil and gas companies, and was a consultant Chief Financial Officer to several private companies. From August 1997 until March 1999, Mr. Gustafson was the President, Chief Executive Officer and a Director of Total Energy Services Ltd., a Calgary-based oilfield rental and gas compression company. Mr. Gustafson received his Chartered Accountant designation with Price Waterhouse in 1983 and received a bachelor’s degree in business administration from Wilfrid Laurier University in 1981.

Stephen A. Holditch has been a director of Triangle Petroleum Corporation since February 2006. Since January 2004, Mr. Holditch has been the Head of the Department of Petroleum Engineering at Texas A&M University. Since 1976 through the present, Mr. Holditch has been a faculty member at Texas A&M University, as an Assistant Professor, Associate Professor, Professor and Professor Emeritus. Since its founding in 1977 until 1997, when it was acquired by Schlumberger Technology Corporation, Mr. Holditch was the Founder and President of S.A. Holditch & Associates, Inc., a petroleum technology consulting firm providing analysis of low permeability gas reservoirs and designing hydraulic fracture treatments. Mr. Holditch previously worked for Shell Oil Company and Pan American Petroleum Corporation. Mr. Holditch is a registered professional engineer in Texas, has received numerous honors, awards and recognitions and has authored or co-authored over 100 publications on the oil and gas industry. Mr. Holditch received his B.S., M.S. and Ph.D. in Petroleum Engineering from Texas A&M University in 1969, 1970 and 1976, respectively.

David L. Bradshaw has been a director of Triangle Petroleum Corporation since August 2007. Mr. Bradshaw is currently the owner of Waterton Resources, LLC, an oil and gas exploration investment company. Between April and October 2006, Mr. Bradshaw was a director of Trident Resources Corp. Between January 1990 and October 2005, Mr. Bradshaw held several positions at Tipperary Corporation, a publicly listed company, including Director (January 1990 - October 2005), Chief Financial Officer (1990 - 1996), Chief Operating Officer (1993-1996) and Chief Executive Officer (1996 - October 2005). Mr. Bradshaw has also worked for Price Waterhouse & Co. and Arthur Andersen & Co. Mr. Bradshaw has been a Certified Public Accountant since 1978. Mr. Bradshaw received his Bachelors Degree in Accounting in 1976 and his Masters of Business Administration in 1977, both from Texas A&M University.

Randal Matkaluk has been a director of Triangle Petroleum Corporation since August 2007. Since March 2006, Mr. Matkaluk has been an independent businessman. Between January 2003 and February 2006, Mr. Matkaluk was the co-founder and Chief Financial Officer of Relentless Energy Corporation, an oil and gas exploration company. Between June 2001 and December 2002, Mr. Matkaluk was the Chief Financial Officer of Antrim Energy Inc., a Toronto Stock Exchange listed company. Mr. Matkaluk has also worked for Gopher Oil and Gas Company and Cube Energy Corp. Mr. Matkaluk has been a Chartered Accountant since 1983. Mr. Matkaluk received his Bachelors Degree in Commerce in 1980 from the University of Calgary.

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

Information about the Board of Directors

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

How often did the Board meet during fiscal 2008?

During fiscal 2008, the Board of Directors held 11 meetings. The Board also approved certain actions by unanimous written consent.
What committees has the Board established?

The Board of Directors has standing Audit, Compensation, and Corporate Governance/Nominating Committees. Information concerning the membership and function of each committee is as follows:

Board Committee Membership

Name	Audit Committee	Compensation Committee	Corporate Governance/ Nominating Committee
Mark G. Gustafson
Stephen A. Holditch	*	*	**
David L. Bradshaw	**	*	*
Randal Matkaluk	*	**	*

  * Member of Committee
** Chairman of Committee

Audit Committee

The Audit Committee of the Board of Directors of the Company is currently comprised of three directors, Messrs. David L. Bradshaw, Randal Matkaluk and Stephen Holditch, all of whom satisfy the requirements to serve as Independent Directors, as those requirements have been defined by The Securities and Exchange Commission and NASDAQ. The Board of Directors has determined that Mr. Bradshaw, who is a Certified Public Accountant, licensed in Texas, and having over 25 years of financial experience, qualifies as an "audit committee financial expert." Mr. Bradshaw is independent of management based on the independence requirements set forth in the FINRA’s definition of "independent director."

The Audit Committee is appointed by the Company’s Board of Directors to assist the Board in overseeing (1) the quality and integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditor and (4) the Company’s compliance with legal and regulatory requirements. The authority and responsibilities of the Audit Committee are set forth in a written Audit Committee Charter adopted by the Board. The Charter grants to The Audit Committee, sole responsibility for the appointment, compensation and evaluation of the Company’s independent auditor for the Company, as well as establishing the terms of such engagements. The Audit Committee has the authority to retain the services of independent legal, accounting or other advisors as the Audit Committee deems necessary, with appropriate funding available from the Company, as determined by the Audit Committee, for such services. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval.

Compensation Committee

Our Compensation Committee currently consists of Messrs. David L. Bradshaw, Randal Matkaluk and Stephen Holditch, with Mr. Matkaluk elected as Chairman of the Committee. Our Board of Directors has determined that all of the members are “independent.” Our Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee.

Our Compensation Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of our executive officers and directors, assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy, periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

Corporate Governance/Nominating Committee

Our Corporate Governance/Nominating Committee currently consists of Messrs. David L. Bradshaw, Randal Matkaluk and Stephen Holditch, with Mr. Holditch elected as Chairman of the Committee. The Board of Directors has determined that all of the members are “independent.”

Our Corporate Governance/Nominating Committee has responsibility for assisting the Board in, among other things, effecting the organization, membership and function of the Board and its committees. The Corporate Governance/Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors.

Nomination of Directors

As provided in its charter and the Company’s corporate governance principles, the Corporate Governance/Nominating Committee is responsible for identifying individuals qualified to become directors. The Corporate Governance/Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Corporate Governance/Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Corporate Governance/Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Corporate Governance/Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•
whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”) in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the various stock markets and exchanges;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Nominating Committee must comply with the following:

•	The recommendation must be made in writing to the Corporate Secretary at Triangle Petroleum Corporation.

•
The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company’s common stock.

•
The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references.

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A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the various stock markets and exchanges and the Securities and Exchange Commission ("SEC"), as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

How are directors compensated?

Only independent directors receive $10,000 per year for serving on our board and our related committees. In addition, directors are entitled to receive stock options under our stock option plans as determined by the Board of Directors. We reimburse our directors for expenses incurred in connection with attending Board meetings.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.

Section 16(A) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company during fiscal year 2009, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's Common Stock that failed to file reports required by Section 16(a) of the Securities Exchange Act of 1934 on a timely basis during fiscal year 2009.

The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of KPMG LLP as the independent registered public accounting firm of the Company for the year ending January 31, 2009, subject to ratification of the appointment by the Company's stockholders. A representative of KPMG LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company's audited financial statements for the fiscal year ended January 31, 2008

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company's internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 31, 2008, for filing with the Securities and Exchange Commission.

Audit Fees

The aggregate fees billed by our previous auditors, for professional services rendered for the audit of our annual financial statements during the years ended January 31, 2008 and 2007, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years, were $75,960 and $46,200, respectively.

Our current auditors did not bill us during the years ended January 31, 2008 and 2007 for services rendered for the audit of our annual financial statements.

Audit Related Fees

Our previous independent registered public accounting firm billed us $7,918 during the fiscal year ended January 31, 2008 and $4,250 during the fiscal year ended January 31, 2007 for audit related services.

Our current independent registered public accounting firm did not bill us during the years ended January 31, 2008 and 2007 for audit related services.

Tax Fees

Our previous independent registered public accounting firm billed us $20,000 during the fiscal year ended January 31, 2008 for tax related work and did not bill us during the fiscal year ended January 31, 2007 for tax related work.

Our current independent registered public accounting firm billed us $3,675 for tax related work during fiscal years ended January 31, 2008, and billed us $5,078 for tax related work during the fiscal year ended January 31, 2007.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED JANUARY 31, 2009.

PROPOSAL NO. 3

APPROVAL OF THE 2007 INCENTIVE STOCK PLAN

At the Annual Meeting, the Company's stockholders are being asked to approve the 2007 Incentive Stock Option Plan (the "2007 Incentive Plan") and to authorize 2,000,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2007 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2007 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices at Suite 1250, 521-3rd Avenue SW, Calgary, Alberta, Canada T2P 3T3.

General

The 2007 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 2,000,000 shares of Common Stock for issuance under the 2007 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2007 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2007 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2007 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2007 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2007 Incentive Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2007 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2007 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2007 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2007 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

Under the 2007 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2007 Incentive Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2007 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2007 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up, spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2007 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2007 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten years after the 2007 Incentive Plan was approved by the Company’s Board of Directors, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

FEDERAL INCOME TAX ASPECTS OF THE 2007 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2007 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2007 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2007 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2007 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2007 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2007 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Registration with the Securities and Exchange Commission

We have filed a Registration Statement on Form S-8 covering the 2007 Incentive Stock Plan, which Registration Statement was filed with the SEC on June 19, 2008.

Required Vote

Approval of the 2007 Incentive Stock Plan requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2007 INCENTIVE STOCK PLAN.

BENEFICIAL OWNERSHIP OF TPLM COMMON STOCK OF PRINCIPAL
STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following tables sets forth, as of July 11, 2008, the number of and percent of the Company's common stock beneficially owned by: (1) all directors and nominees, naming them, (2) our executive officers, (3) our directors and executive officers as a group, without naming them, and (4) persons or groups known by us to own beneficially 5% or more of our common stock. The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from July 11, 2008 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of July 11, 2008 have been exercised and converted.

NAME AND ADDRESS OF OWNER	TITLE OF CLASS	NUMBER OF SHARES OWNED (1)		PERCENTAGE OF CLASS (2)

Mark Gustafson	Common Stock	2,852,500	(3)	4.22%
Suite 1250, 521-3rd Avenue SW
Calgary, Alberta T2P 3T3 Canada

Stephen A. Holditch	Common Stock	520,600	(4)	*
Suite 1250, 521-3rd Avenue SW
Calgary, Alberta T2P 3T3 Canada

Shaun Toker	Common Stock	160,000	(5)	*
Suite 1250, 521-3rd Avenue SW
Calgary, Alberta T2P 3T3 Canada

David L. Bradshaw	Common Stock	165,000	(6)	*
Suite 1250, 521-3rd Avenue SW
Calgary, Alberta T2P 3T3 Canada

Randal Matkaluk	Common Stock	135,000	(5)	*
Suite 1250, 521-3rd Avenue SW
Calgary, Alberta T2P 3T3 Canada

Howard Anderson	Common Stock	487,000	(7)	*
Suite 1250, 521-3rd Avenue SW
Calgary, Alberta T2P 3T3 Canada

All Officers and Directors	Common Stock	4,320,100	(8)	6.29%
As a Group (6 persons)

Palo Alto Investors, LLC (9)	Common Stock	6,944,500	(9)	10.30%
470 University Avenue
Palo Alto, California 94301

Resolute Performance Fund (10)	Common Stock	9,300,000	(10)	13.79%
3030 Yonge Street, Suite 5000
Box 73 Toronto, Ontario M4N 3N1

Sprott Asset Management Inc. (11)	Common Stock	10,725,000	(11)	15.11%
Royal Bank Plaza, South Tower
200 Bay Street, Suite 2700
Toronto, Ontario M5J 2J1

Luxor Capital Group, LP (12)	Common Stock	8,163,200	(12)	11.81%
767 Fifth Avenue, 19th Floor
New York, New York 10153

Chilton Global Natural Resources Partners, LP (13)	Common Stock	4,285,500	(13)	6.22%
1266 East Main Street, 7th Floor
Stanford, Connecticut 06902

* Less than 1%.

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of July 11, 2008 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Based upon 67,426,043 shares issued and outstanding on July 11, 2008.

(3) Includes 54,000 shares of common stock underlying warrants and 40,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

(4) Includes 7,000 shares of common stock underlying warrants and 475,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

(5) Represents shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

(6) Includes 10,000 shares of common stock underlying warrants and 135,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

(7) Includes 54,000 shares of common stock underlying warrants and 210,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

(8) Includes 125,000 shares of common stock underlying warrants and 1,155,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

(9) As reported pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2008. Palo Alto Investors, LLC is a registered investment adviser and general partner of Micro Cap Partners, L.P., Palo Alto Global Energy Master Fund, L.P., Palo Alto Global Energy Fund, L.P., Palo Alto Small Cap Master Fund, L.P. and Palo Alto Small Cap Fund, L.P., who in the aggregate, beneficially own 6,944,500 shares of our common stock. Palo Alto Investors is a registered investment adviser and general partner of Micro Cap, Global Energy Master, Global Energy, Small Cap Master and Small Cap, and is the investment adviser to other investment funds. Palo Alto Investors is the manager of Palo Alto Investors, LLC. Mr. William Leland Edwards is the controlling shareholder and President of Palo Alto Investors. Palo Alto Investors, LLC's clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the stock. Global Energy holds shares of the stock indirectly as a limited partner of Global Energy Master and Small Cap holds shares of the stock indirectly as a limited partner of Small Cap Master. Each of Mr. Edwards, PAI and Palo Alto Investors disclaims beneficial ownership of the common stock except to the extent of that person's pecuniary interest therein and each disclaims that it is, the beneficial owner, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, of any of the common stock.

(10) As reported pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on January 30, 2008. Resolute Performance Fund is an open-ended investment trust established under the laws of Ontario, Canada. Resolute Funds Limited is the Trustee and Manager of the Fund. Units of the Fund are sold on a prospectus-exempt basis in selected provinces of Canada to investors in amounts of CDN $150,000 or more. Resolute Funds Limited is registered with the Ontario Securities Commission as an Investment Counsel and Portfolio Manager.

(11) As reported pursuant to a Schedule 13G filed with the Securities and Exchange Commission on June 10, 2008. Includes 3,575,000 shares of common stock issuable upon exercise of warrants. Kirstin McTaggart, the Chief Compliance Officer of Sprott Asset Management has voting and dispositive power over the shares held by Sprott Asset Management. Ms. McTaggart disclaims beneficial ownership of the common stock.

(12) As reported pursuant to a Schedule 13G/A filed with the Securities and Exchange Commission on June 9, 2008. Luxor Capital Group, LP is the investment manager of Luxor Capital Partners, LP, LCG Select, LLC, Luxor Spectrum, LLC, Luxor Capital Partners Offshore, Ltd., LCG Select Offshore, Ltd. and Luxor Spectrum Offshore, Ltd., who in the aggregate, beneficially own 8,163,200 shares of our common stock, which includes 1,719,369 shares of common stock issuable upon exercise of warrants. Luxor Management, LLC is the general partner of Luxor Capital Group. Mr. Christian Leone is the managing member of Luxor Management. LCG Holdings, LLC is the general partner of Luxor Capital Partners, LP and the managing member of LCG Select, LLC and Luxor Spectrum, LLC. Mr. Leone is the managing member of LCG Holdings. Each of Mr. Leone, LCG Holdings, Luxor Management and Luxor Capital Group disclaims beneficial ownership of the common stock except to the extent of that person's pecuniary interest therein and each disclaims that it is, the beneficial owner, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, of any of the common stock.

(13) Includes 1,428,500 shares of common stock issuable upon exercise of warrants. Norman B. Champ III, the General Counsel of Chilton Global Natural Resources Partners, LP has voting and dispositive power over the shares held by Chilton Global Natural Resources Partners, LP. Ms. Champ disclaims beneficial ownership of the common stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following tables set forth certain information regarding our CEO and each of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal years ending January 31, 2008 and 2007 exceeded $100,000

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards ($)	All Other Compensation($)	Total ($)
Mark Gustafson (a),
CEO, Principal	2008	288,000	-	606,667	-	1,083	895,750
Executive Officer	2007	153,000	-	2,080,000	-	763	2,233,763

Ron Hietala (b), President of Elmworth	2008	-	-	450,000	-	220,000	670,000
Energy Corporation	2007	-	-	1,350,000	-	240,000	1,590,000

Aly Musani (c),
CFO, Principal	2008	78,000	-	-	121,678	3,724	203,402
Financial Officer	2007	120,000	17,500	-	243,356	6,278	387,134

Shaun Toker (d), CFO, Principal Financial Officer	2008	56,500	5,000	-	54,760	2,706	118,966

Troy Wagner (e),	2008	133,333	-	-	145,395	12,777	291,505
COO	2007	96,282	-	-	282,283	3,294	381,859

a)
Effective February 1, 2006, we agreed to pay a salary of Cdn$12,000 per month to Mr. Gustafson. On November 1, 2006, we agreed to pay a salary of Cdn$24,000 per month to Mr. Gustafson. Effective March 17, 2008, we agreed to pay a salary of Cdn$20,000 per month to Mr. Gustafson.

b)
On June 23, 2005, we entered into a management consulting agreement with RWH Management Services Ltd. (RWH Management Serves Ltd. is owned by Mr. Hietala). Under the terms of the agreement, we must pay US$20,000 per month for an initial term of two years. The agreement was extended to December 31, 2007. Effective March 17, 2008, we agreed to pay a salary of Cdn$16,667 per month to Mr. Hietala.

c)	Effective January 1, 2006, we agreed to pay a salary of Cdn$12,000 per month to Mr. Musani. Mr. Musani resigned effective August 15, 2007.
d)
Effective September 1, 2007, we agreed to pay an annual salary of Cdn$120,000 to Mr. Toker until December 31, 2007. Effective January 1, 2008, we agreed to pay an annual salary of Cdn$150,000 to Mr. Toker.

e)	Effective August 8, 2006, we agreed to pay an annual salary of Cdn$200,000 to Mr. Wagner. Mr Wagner resigned effective September 30, 2007.

Employment Agreements with Executive Officers

Mark Gustafson

Effective March 17, 2008, Elmworth Energy Corporation entered into a new employment agreement with Mark Gustafson as Chief Executive Officer, until such time as either party terminates the agreement. Pursuant to the agreement, Mr. Gustafson receives an annual salary of $240,000. In addition, Mr. Gustafson is entitled to receive an annual bonus based upon various criteria targets. Additionally, Mr. Gustafson is entitled to participate in any and all benefit plans, from time to time, in effect for executives, along with vacation, sick and holiday pay in accordance with Elmworth’s policies established and in effect from time to time. In the event that Mr. Gustafson’s employment is terminated by Elmworth without cause (as defined in the agreement), Mr. Gustafson is entitled to a severance payment of three months salary, plus an additional month of salary for every completed year of employment with Elmworth, subject to a maximum severance payment of 12 months salary.

Shaun Toker

Effective January 31, 2008, Elmworth entered into a new employment agreement with Shaun Toker as Chief Financial Officer, until such time as either party terminates the agreement. Pursuant to the agreement, Mr. Toker receives an annual salary of $150,000 and up to an additional $25,000 for filing the quarterly and annual reports of the Company within agreed upon time frames. In addition, Mr. Toker is entitled to receive an annual bonus based upon various criteria targets. Additionally, Mr. Toker is entitled to participate in any and all benefit plans, from time to time, in effect for executives, along with vacation, sick and holiday pay in accordance with Elmworth’s policies established and in effect from time to time. In the event that Mr. Toker’s employment is terminated by Elmworth without cause (as defined in the agreement), Mr. Toker is entitled to a severance payment of three months salary, plus an additional month of salary for every completed year of employment with Elmworth, subject to a maximum severance payment of 12 months salary.

J. Howard Anderson

Effective February 1, 2008, Elmworth entered into an employment agreement with Mr. Anderson as Chief Operating Officer, until such time as either party terminates the agreement. Pursuant to the agreement, Mr. Anderson receives an annual salary of $180,000. Further, Mr. Anderson received options to purchase 300,000 shares of common stock, exercisable at $2.00 per share, with 20% vesting on February 1, 2008 and every six months thereafter. In addition, Mr. Anderson is entitled to receive an annual bonus based upon various criteria targets. Additionally, Mr. Anderson is entitled to participate in any and all benefit plans, from time to time, in effect for executives, along with vacation, sick and holiday pay in accordance with Elmworth’s policies established and in effect from time to time. In the event that Mr. Anderson’s employment is terminated by Elmworth without cause (as defined in the agreement), Mr. Anderson is entitled to a severance payment of three months salary, plus an additional month of salary for every completed year of employment with Elmworth, subject to a maximum severance payment of 12 months salary.

Option/SAR Grants in Last Fiscal Year

Name and Position	Number of Units

Randal Matkaluk - Director	200,000
David L. Bradshaw - Director	200,000
Stephen Holditch - Director	100,000
Shaun Toker - Chief Financial Officer	250,000

Executives as a Group	250,000

Non-Executive Directors as a Group	500,000

Outstanding Equity Awards at Fiscal Year-End Table.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Shaun Toker	50,000	200,000	0	$2.00	August 16, 2012	0	0	0	0
Steven Holditch	200,000	0	0	$3.23	August 5, 2010	0	0	0	0
	160,000	40,000	0	$4.55	February 21, 2011	0	0	0	0
	20,000	80,000	0	$2.00	August 16, 2012	0	0	0	0
David L. Bradshaw	40,000	160,000	0	$2.00	August 1, 2012	0	0	0	0
Randal Matkaluk	40,000	160,000	0	$2.00	August 1, 2012	0	0	0	0

Equity Compensation Plan Information

The following table sets forth certain information about the common stock that may be issued upon the exercise of options under the equity compensation plans as of July 11, 2008.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column)

Equity compensation plans approved by shareholders	1,960,000	$2.47	40,000
Equity compensation plans not approved by shareholders	1,625,000	$1.88	375,000

Total	3,585,000	$2.20	415,000

Director Compensation

Directors received compensation for their services for the fiscal year ended January 31, 2008 as set forth below:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
John D. Carlson	$10,000	$0	$0	$0	$0	$0	$10,000
Stephen A. Holditch	$25,000	$0	$700,357	$0	$0	$0	$725,357
David L. Bradshaw	$15,000	$0	$57,371	$0	$0	$0	$72,371
Randal Matkaluk	$15,000	$0	$57,371	$0	$0	$0	$72,371

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the last two fiscal years, there have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 5% of the outstanding common or preferred stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. We have no policy regarding entering into transactions with affiliated parties.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Mark Gustafson, Secretary, Triangle Petroleum Corporation, Suite 1250, 521-3rd Avenue SW, Calgary, Alberta, Canada T2P 3T3, no later than January 1, 2009.

OTHER PROPOSED ACTION

The Board of Directors is not aware of any other business, which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO SHAUN TOKER, TRIANGLE PETROLEUM CORPORATION, SUITE 1250, 521-3RD AVENUE SW, CALGARY, ALBERTA, CANADA T2P 3T3, TELEPHONE NUMBER (403) 262-4471. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY JANUARY 31, 2008.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ MARK GUSTAFSON
Mark Gustafson
Chief Executive Officer and
Chairman of the Board of Directors

Calgary, Alberta
July 14, 2008

EXHIBIT A

TRIANGLE PETROLEUM CORPORATION
2007 INCENTIVE STOCK OPTION PLAN

The Triangle Petroleum Corporation 2007 Incentive Stock Option Plan (the "Plan") is designed to retain directors, executives and selected employees and consultants and reward them for individual performance that contributes to the success of the Company. These objectives are accomplished by issuing Options to purchase Stock in the Company under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

(a)	"Board" - The Board of Directors of the Company.

(b)	"Code" - The Internal Revenue Code of 1986, as amended from time to time.

(c)
"Committee" - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(d)	"Company" - TRIANGLE PETROLEUM CORPORATION and its subsidiaries including subsidiaries of subsidiaries.

(e)	"Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

(f)	"Fair Market Value" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

(g)	"Grant" - The grant of any form of stock option to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(h)	"Grant Agreement" - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(i)
"Option" - Either an Incentive Stock Option, in accordance with Section 422 of the Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an "Optionee."

(j)	"Participant" - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(k)	"Securities Act" - The Securities Act of 1933, as amended from time to time.

(l)	"Stock" - Authorized and issued or unissued shares of common stock of the Company.

2.
Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.	Eligibility.

(a)
General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b)
Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c)
Nonstatutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a "Nonstatutory Option" or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

4.	Stock.

(a)	Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b)
Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options or purchased indirectly through exercise of Options granted under the Plan shall not exceed Two Million (2,000,000). If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c)
Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d) Application of Funds:  The proceeds received by the Company from the issuance of Stock pursuant to the exercise of Options will be used for general corporate purposes.

(e)	No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.
Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)	Number of Shares: Each Option shall state the number of shares to which it pertains.

(b)	Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

(i)
Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("Ten Percent Holder") shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

(ii)
Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c)
Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or certified check made payable to the Company. The Company will not issue any Stock pursuant to the exercise of Options prior to payment being received in full for such Options.

(d)
Term and Exercise of Options: Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable by rounding up to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e)
Termination of Status as Employee, Consultant or Director: If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, within 10 days after such termination (or, in the event of "termination for good cause" as that term is defined in Nevada case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 10 days (except that in the case of "termination for cause" or removal of a director), the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f)
Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)
Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

(h)	Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i)
Recapitalization: Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), except as provided in the following paragraph, any Option granted hereunder shall terminate, but, provided that the Optionee shall have the right ten (10) days prior to any such Reorganization to exercise his Option in whole or in part whether or not the vesting requirements set forth in the stock option agreement have been satisfied..

If the stockholders of the Company receive capital stock of another corporation (“Exchange Stock”) in exchange for their Common Shares in any Reorganization, all options granted hereunder shall terminate in accordance with the provision of the preceeding paragraph unless the Directors and the corporation issuing the Exchange Stock in their sole and arbitrary discretion and subject to any required action by the stockholders of the Company and such corporation, agree that all such Options granted hereunder are converted into options to purchase shares of Exchange Stock. The amount and price of such options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Shares receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. The vesting schedule set forth in the stock option agreement shall continue to apply to the options granted for the Exchange Stock.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j)
Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k)
Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities laws. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l)
Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities laws, Nevada corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

6.
Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

7.
Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan and (ii) available for Incentive Stock Options and Nonstatutory Options ; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

8.
Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

9.
Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

10.
Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

11.
Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

12.
Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Nevada and construed accordingly.

13.
Effective and Termination Dates. The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 8.

The foregoing Plan (consisting of 10 pages, including this page) was duly adopted and approved by the Board of Directors on August 17, 2007.

TRIANGLE PETROLEUM CORPORATION a Nevada corporation

By:	/s/ MARK GUSTAFSON

Mark Gustafson
Its:	Chief Executive Officer

PROXY

TRIANGLE PETROLEUM CORPORATION

PROXY FOR ANNUAL MEETING TO BE HELD ON AUGUST 15, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints MARK GUSTAFSON and SHAUN TOKER and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on August 15, 2008, at 11:00 a.m., local time, at the Company’s offices located at Suite 1250, 521-3rd Avenue SW, Calgary, Alberta T2P 3T3, Canada, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT — This Proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Triangle Petroleum Corporation to be held at the Company’s offices located at Suite 1250, 521-3rd Avenue SW, Calgary, Alberta T2P 3T3, Canada on Friday, August 15, 2008 at 11:00 a.m. (local time).

Please read the proxy statement, which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS

1.	ELECTION OF DIRECTORS —	FOR	WITHHOLD
Nominees:

	Mark Gustafson	☐	☐
	Stephen Holditch	☐	☐
	David Bradshaw	☐	☐
	Randal Matkaluk	☐	☐

(Except nominee(s) written above)

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve appointment of	☐	☐	☐
KPMG LLP as independent registered
Public accounting firm

	FOR	AGAINST	ABSTAIN
3.	Proposal to approve the 2007 Incentive	☐	☐	☐
Stock Option Plan.

If you plan to attend the Annual Meeting please mark this box [_]

Dated:        , 2008

Signature

Name (printed)

Title
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

FOLD AND DETACH HERE